Proprietary © Gentherm 2023 2022 Fourth Quarter & Full Year Results FEBRUARY 22, 2023 Exhibit 99.2

Forward-Looking Statement Proprietary © Gentherm 2023 Except for historical information contained herein, statements in this presentation are forward-looking statements that are made by Gentherm Incorporated (the “Company”) pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements that address future operating, financial or business performance or strategies or expectations are forward-looking statements. The forward-looking statements included in this presentation are made as of the date specified herein and are based on management's reasonable expectations and beliefs. In making these statements we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its strategies or expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. The forward-looking statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that expressed or implied by such statements. For a discussion of these risks and uncertainties and other factors, please see the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors.” In addition, the business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results.

Use of Non-GAAP Financial Measures* Proprietary © Gentherm 2023 In addition to the results reported herein in accordance with GAAP, the Company has provided here or may discuss on the related conference call Adjusted Operating Expense, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA excluding non-cash stock-based compensation, Adjusted EBITDA margin excluding non-cash stock-based compensation, Adjusted EPS, Free Cash Flow, Net Debt, organic revenue, revenue excluding acquired businesses and foreign currency translation, revenue excluding foreign currency translation, and gross margin rate excluding acquired businesses and pro forma product revenues, each a non-GAAP financial measure. Starting with 2023, the Company will exclude the impact of non-cash stock-based compensation from its definition of Adjusted EBITDA and Adjusted EBITDA margin. Forward-looking references to Adjusted EBITDA and Adjusted EBITDA margin herein exclude the impact of stock-based compensation as newly defined. References to Adjusted EBITDA and Adjusted EBITDA margin for prior periods have not been recast and include the impact of non-cash stock-based compensation. See the Company’s earnings release dated February 22, 2023, for the definitions of each non-GAAP financial measure, information regarding why the Company utilizes such non-GAAP measures as supplemental measures of performance or liquidity, and their limitations, and for certain reconciliations of GAAP to non-GAAP historical financial measures. * See Appendix for certain reconciliations of GAAP to non-GAAP historical financial measures.

2022 Highlights Proprietary © Gentherm 2023 4 Strong execution despite challenging environment; outpacing market 02 Record company revenue  01 Significantly outperformed the automotive market 03 Completed acquisitions of Alfmeier and Dacheng Medical; integration and synergy ahead of plan  $1.8B in Automotive new business awards including 3 full quarters of Alfmeier  Grew content per vehicle with innovative proprietary ClimateSense® and thin foil cell connecting solution Disciplined cost management led to lowest adjusted operating expense* as a percent of revenue * Operating Expense excluding the impairment of intangible assets and property and equipment, acquisition & restructuring costs

Fourth Quarter 2022 Highlights Proprietary © Gentherm 2023 5 Record revenue driven by accelerating adoption of thermal and pneumatic solutions with global OEMs $560M 20 Steering Wheel Heater awards across 7 OEMs 12 in Automotive new business awards Vehicle launches with 11 OEMs Expanded business with Stellantis with intelligent closed cabin neck conditioner and thermal electronics module Showcased thermal and pneumatic solutions at multiple OEM technology events Won Blanketrol award at University of Colorado Significant expansion of pneumatic lumbar and massage with VW Implemented Astopad patient warming system at Meijer Heart Hospital Multiple CCS® awards from: Ford | GM | Great Wall | Honda Hyundai | Li Auto | Tata | VW

Select Income Statement Data Proprietary © Gentherm 2023 6 2022 2021 2022 2021 Product Revenues $343,322 $248,226 $1,204,656 $1,046,150 Automotive 332,046 237,130 1,161,616 1,004,633 Medical 11,276 11,096 43,040 41,517 Gross Margin 69,808 67,362 273,650 303,631 Gross Margin % 20.3% 27.1% 22.7% 29.0% Operating Expenses 66,248 45,481 225,343 188,625 Operating Income 3,560 21,881 48,307 115,006 Adjusted EBITDA 38,178 30,932 129,769 156,952 Adjusted EBITDA Margin 11.1% 12.5% 10.8% 15.0% Diluted EPS - As Adjusted $0.47 $0.61 $1.82 $3.01 Three Months Ended December 31, Twelve Months Ended December 31, (Dollars in thousands, except per share data)

Select Balance Sheet Data Proprietary © Gentherm 2023 7   December 31, 2022 December 31, 2021 Cash and Cash Equivalents $153,891 $190,606 Total Assets 1,239,300 935,343 Debt 235,096 38,750 Current 2,443 2,500 Non-Current 232,653 36,250 Revolving LOC Availability 264,904 440,000 Total Liquidity 418,795 630,606 (Dollars in thousands)

2023 Guidance Proprietary © Gentherm 2023 8 2022 A 2022 Proforma 2023 E Product Revenue (1)(2) $1.2B $1.3B $1.45B - $1.55B Adjusted EBITDA Margin excluding non-cash stock-based compensation expenses (1)(2)(3)(4) 11.4% 10.4% 11.5% – 13.5% Adjusting EBITDA Margin as reported 10.8% 9.8% Effective Tax Rate 36% 28% - 32% Capital Expenditures $40M $46M $60M - $70M Based on the current forecast of customer orders, inflation and pricing recovery, and light vehicle production in the Company’s key markets growing at a low single-digit rate in 2023 versus 2022. The 2023 guidance is based on a full year average exchange rate of $1.05/Euro. Starting in 2023, the company will exclude the impact of non-cash stock-based compensation in its calculation of Adjusted EBITDA Margin. Unaudited proforma information is provided for illustrative purposes only and should be read in conjunction with the consolidated financial statements to better facilitate the assessment and measurement of the Company's operating performance. Such information is not, and should not be assumed to be, an indication of the actual results of the combined company that would have been achieved or may be achieved in the future. Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income margin, such as foreign currency gains and losses, we are unable to reasonably estimate net income margin, the GAAP financial measure most directly comparable to Adjusted EBITDA margin. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA margin to net income margin with respect to the guidance provided.

Appendix Proprietary © Gentherm 2023

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin Proprietary © Gentherm 2023 10   2022 2021 2022 2021 Net (Loss) Income $(4,205) $20,048 $24,441 $93,434 Add Back: Income Tax (Benefit) Expense (57) 2,459 13,941 20,418 Interest Expense 3,009 574 4,294 2,758 Depreciation and Amortization 13,779 9,261 44,038 38,443 Adjustments: Restructuring Expenses 76 226 637 3,857 Unrealized Currency Loss (Gain) 5,678 (1,791) 4,646 (3,136) Acquisition Expenses 4,261 155 22,618 1,178 Impairment of Intangible Assets and Property and Equipment 15,669 — 15,669 — Other (32) — (515) — Adjusted EBITDA $38,178 $30,932 $129,769 $156,952 Product Revenues $343,322 $248,226 $1,204,656 $1,046,150 Net Income Margin (1.2)% 8.1% 2.0% 8.9% Adjusted EBITDA Margin 11.1% 12.5% 10.8% 15.0% Three Months Ended December 31, Twelve Months Ended December 31, (Dollars in thousands)

Reconciliation of Adjusted EPS Proprietary © Gentherm 2023 11   2022 2021 2022 2021 Diluted EPS - As Reported $(0.13) $0.60 $0.73 $2.79 Acquisition Expenses 0.13 — 0.68 0.04 Non-Cash Purchase Accounting Impacts 0.10 0.06 0.29 0.25 Unrealized Currency Loss (Gain) 0.17 (0.05) 0.14 (0.09) Restructuring Expenses — 0.01 0.02 0.12 Impairment of Intangible Assets and Property and Equipment 0.47 — 0.47 — Other — — (0.02) — Tax Effect of Above (0.28) (0.01) (0.48) (0.09) Rounding 0.01 — (0.01) (0.01) Diluted EPS - As Adjusted $0.47 $0.61 $1.82 $3.01 Three Months Ended December 31, Twelve Months Ended December 31,